Exhibit 99.2

Streamex

Q3 2026 EARNINGS CALL

Third Quarter 2026 Earnings & Corporate Update

November 12, 2026 | Nasdaq: STEX

Henry McPhie, Co-Founder & Chief Executive Officer | Christine Plummer, Chief Financial Officer
Laura Kiernan, Head of Investor Relations

Disclaimers

General

This presentation has been prepared by Streamex Corp., a Delaware corporation ("Streamex", the "Company" and "our"), and contains information pertaining to the business and operations of the Company. The information contained in this presentation is current only as of the date of this presentation. For any time after the date of this presentation, the information, including, but not limited to, information concerning the Company's business, financial condition, results of operations and prospects, may have changed. The delivery of this presentation shall not, under any circumstances, create an implication that there have been no changes in the Company's affairs after the date of this presentation.

Note on Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to, among other things, the expected ability of Streamex Ltd. to execute on its business plan and develop, utilize and commercialize Blockchain technology to bring to market a tokenized security offering investors exposure to the spot price of gold plus yield, and the continued payment of the targeted annualized yield and monthly distributions on GLDY; the initial institutional allocation, the deployment and potential scaling of that allocation through follow-on investment, additional institutional allocations to GLDY, and their effect on GLDY assets under management; anticipated growth in GLDY assets under management and token issuance, and related issuance and transaction fee income, the Company's fee model and expected operating leverage; the availability and adoption of GLDY for custody in individual retirement accounts through Equity Trust Company, including the expected timing of its launch and API onboarding; the expansion of the GLDY access network, including additional brokerages and custodians, and the continued availability of liquidity and settlement characteristics for GLDY; the expected establishment, timing and functionality of products of the Cask Foundation, including the progress of liquidity bootstrapping for and the public launch of the Cask Gold Yield Vault (USGY), the anticipated launch of GLDC, and further vault products, their growth and effect on GLDY assets, and the servicing revenue Streamex expects to earn from them; our reserve attestation track record and the continuation of reserve attestations; the timing of our tokenized silver launch, and planned on-chain functionality for GLDY, such as borrowing and lending; expected operating cash use, and our liquidity and runway; the stock repurchase program; the expected capabilities of the Streamex platform, including Streamex Ltd., to deliver functionality that provides clients with access to on-chain tools to facilitate the design and instantiation of tokenized structured products and securitization of commodity opportunities and treasury management solutions, and that provides investor end-users with access to such opportunities and an ability to acquire and manage such products within their portfolio; the expected usefulness of Blockchain technology as a tool to ensure complete delivery of the on-chain commodity markets, tokenized commodity solutions and treasury management solutions; the expected ability of Streamex to leverage Blockchain technology to ensure the delivery of such solutions on the Streamex platform; the expected use cases and functionality of the tokenized structured products on the Streamex platform; and statements regarding future product functionality, launch timing and expected expense levels reflect current intentions and estimates and are not commitments, guidance or guarantees. In some cases, you can identify forward-looking statements by terminology such as "anticipate", "intend", "plan", "goal", "seek", "believe", "project", "estimate", "expect", "strategy", "target", "future", "likely", "may", "should", "will", or the negative of these terms, and similar expressions or variations of such words. There can be no assurance that the institutional allocation described in this presentation will be scaled through follow-on investment, that any particular amount of GLDY will be acquired, or that GLDY assets under management will grow by any particular amount.

Although forward-looking statements in this presentation reflect good faith judgment of the Company's management, such statements can only be based on facts or factors currently known by the Company. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in, or anticipated by, the forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, without limitation, economic and financial conditions, including volatility in interest and exchange rates, commodity and equity prices and the value of financial assets; volatility in the capital or credit markets; the impact of securities regulation on the ability of Streamex to create a financial and marketplace economy based on the currently intended business model; the adequacy of Streamex's working capital and other conditions which may affect Streamex's ability to achieve the expected growth, product development, market position and expansion; the level of demand and financial performance of online, Blockchain-enabled financial services providers and the tokenized structures, tools and technology Streamex will deploy, and the growth of clients and users and Blockchain industries in general; changes in client and user demand; the ability of Streamex Ltd. to secure industrial leases with third parties and the ability for such lessee third parties to make lease payments; any developments and changes in laws and regulations, including increased regulation of the Blockchain industry through legislative action and revised rules and standards applied by the applicable securities regulators; and disruptions to Streamex's technology network, including computer systems and software, as well as natural events such as severe weather, fires, floods and earthquakes or man-made or other disruptions of Streamex's operating systems, structures and equipment.

These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A more complete description of these and other material risks and uncertainties can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2025, as supplemented by its subsequent Quarterly Reports on Form 10-Q and its other filings with the Securities and Exchange Commission (the "SEC"), available at www.sec.gov. The Company cautions you not to place undue reliance on any such forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this presentation, except as required by law.

Market and Industry Data

Unless otherwise indicated, the economic and industry data contained in this presentation is based upon information from independent industry and government publications. While Streamex believes this data to be reliable, market and industry data is subject to variation and cannot be verified due to limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties inherent in any statistical survey. Streamex has not independently verified the accuracy or completeness of such information contained herein.

Financial Information

The financial information included in this presentation and other financial information about the Company can also be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2025, and its subsequent Quarterly Reports on Form 10-Q. The Company has prepared its financial statements with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information, and the SEC rules for interim financial reporting. Accordingly, the financial results in this presentation do not include all the information and footnotes for complete financial statements and should be read in conjunction with the consolidated financial statements of the Company and the accompanying notes thereto for the year ended December 31, 2025, and for the three and nine months ended September 30, 2026. The results for interim periods do not necessarily indicate the results that may be expected for any interim period or for the full year.

Non-GAAP Financial Measures

The Company uses certain non-GAAP (Generally Accepted Accounting Principles) financial measures in this presentation, including liquidity. Generally, a non-GAAP financial measure is a numerical measure of a company's performance or financial position that either excludes or includes amounts that are not normally excluded or included in the most directly comparable financial measure calculated and presented in accordance with GAAP.

We define liquidity as the sum of cash and cash equivalents, marketable securities, digital assets, physical gold, and the Company's investment in Metalayer, in each case as reported on the unaudited condensed consolidated balance sheet at September 30, 2026. It is not a substitute for cash and cash equivalents determined in accordance with GAAP, and it includes assets that are subject to loan, lock-up or other restrictions and that may therefore not be immediately available to fund operations.

Please note that other companies might define their non-GAAP financial measures differently than we do. Management presents non-GAAP financial measures because it considers them to be an important supplemental measure of performance. Management believes that these non-GAAP financial measures provide additional insight for analysts and investors evaluating the Company's financial and operational performance by providing a consistent basis of comparison across periods. Non-GAAP financial measures have limitations as an analytical tool. Investors are encouraged to review the reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures provided in this presentation, including in the accompanying tables located on page 26 of this presentation.

Disclaimers Related to Past Performance Metrics

This presentation contains references to prior performance of certain asset classes and investment products, including physical gold bullion and gold ETFs. Such references are intended to inform investors about the potential differences in return that investing in GLDY could offer as compared to other products that seek to track the price of gold. Relying on these references to inform an investment decision does not come without risk, and investors should be aware that presentations of past performance are subject to, without limitation, the following risks:

Past Performance and Track Record

Past performance is not necessarily indicative, and is no guarantee, of future results. No assurance can be given that the GLDY Tokens will achieve their intended return or that investors will not lose all or a portion of their investment. Investment results may vary substantially over time as a result of market conditions, lease portfolio composition, fees and expenses, and other factors, many of which are unpredictable and beyond the control of Streamex.

Comparability and Differences from Prior Results

Any performance information presented herein may relate to one or more products, indices, accounts, or vehicles which may not be comparable to the GLDY Tokens. Differences in investment guidelines, risk constraints, use of leverage and derivatives, fees and expenses, portfolio composition, liquidity, market exposure, regulatory environments, tax status, inception dates, and duration of measurement periods can materially affect performance results and how such results may be displayed. Changes in investment personnel, research resources, service providers, risk management practices, or investment processes over time may also impact comparability. Performance achieved in a favorable market or interest-rate environment may not be repeated in a different or adverse environment.

Gross Versus Net Performance; Fees and Expenses

Performance results may be shown on a gross basis and may not reflect the deduction of management fees, performance-based compensation, carried interest, organizational expenses, brokerage commissions, transaction costs, financing costs, administrative and other operational expenses, taxes, and other fees that would reduce an investor's actual returns.

Realized Versus Unrealized Results; Valuation Risk

Performance figures may include unrealized gains and losses that are subject to change and may never be realized. Valuations of illiquid, thinly traded, privately held, or otherwise hard-to-value securities typically involve significant judgment and may be based on estimates, models, or third-party inputs that could prove inaccurate or incomplete. Differences in valuation methodologies, pricing sources, and timing can materially impact reported returns, net asset values, and other performance metrics. Realized results may differ materially from unrealized marks.

Hypothetical, Back-Tested, Target, and Model Performance

Track record information may be subject to selection bias, survivorship bias, backfill bias, and look-ahead bias. Any hypothetical, back-tested, target, projected, or model performance is inherently limited and prepared with the benefit of hindsight or assumptions that may not materialize. Such results do not reflect actual trading, liquidity constraints, market disruptions, economic cycles, behavioral responses, operational risks, or the impact of fees and expenses unless expressly stated. Hypothetical results are subject to numerous material limitations and should not be relied upon as an indication of the future performance of the GLDY Tokens. No representation is made that any investment or strategy will achieve returns or losses similar to those shown. Any comparisons to indices or benchmarks are provided for illustrative purposes only. Benchmark selection may be subjective.

Data Quality, Calculation Methods, and Revisions

Performance information may be derived from internal records, third-party administrators, custodians, pricing services, or other sources believed to be reliable, but no assurance is given as to accuracy, completeness, or timeliness. Different calculation methodologies, including time-weighted versus money-weighted returns, use of gross or net returns, treatment of cash and cash equivalents, and treatment of fees and expenses, can produce materially different results. Performance figures are subject to ongoing verification and may be restated or updated without notice.

No Reliance; Not Investment Advice

Any performance information is provided solely for illustrative and informational purposes and should not be relied upon as the basis for making an investment decision. The presentation of past performance does not constitute investment, legal, accounting, or tax advice, and does not constitute an offer to sell or a solicitation of an offer to buy any securities. Any such offer or solicitation will be made only pursuant to definitive offering materials, which should be reviewed carefully, including the risk factors and conflicts of interest, before investing.

Additional Disclosures for Marketing and Reporting

To the extent required by applicable law, performance presentations should clearly disclose whether results are gross or net of fees and expenses; the relevant inception dates and measurement periods; the inclusion or exclusion of cash; the material calculation methodologies and assumptions; and any material changes to strategy, personnel, service providers, valuation policies, or benchmarks over the periods presented. Investors should consider the full context of the presentation, including all footnotes and qualifying information, when evaluating performance.

Agenda

What we'll cover today

01
Q3 at a glance
Our new brand, Streamex, and what we said in August and delivered.

Henry McPhie, CEO

02
Third quarter financial results
Results, balance sheet, liquidity[1], cash use and capital.

Christine Plummer, CFO

03
The market and our momentum
RWA growth, GLDY growth, the Access Network and Equity Trust.

Henry McPhie, CEO

04
Institutional demand
The gold carry trade, the Institutional Fund and the Gate Scoreboard.

Henry McPhie, CEO

05
Cask, USGY and GLDC
Permissionless gold products, and a new revenue line.

Henry McPhie, CEO

06
The next 90 days, and Q&A
What to hold us to, then your questions.

Henry McPhie and Christine Plummer

[1] Non-GAAP reconciliations are in the appendix.

Streamex's new brand

Wealth should not only preserve value but also actively create it.



Streamex
Henry McPhie
CEO & Co-Founder
Financial Unlocks
Powerful yield
Instant liquidity
The future of modern productive wealth
GLDY
Choose a commodity
GLDY 0.00
Buy
Verifying
$26.8T

Animated board

01 THE THESIS

As we focus on creating modern financial infrastructure, we believe our position to be the platform for tokenized commodities strengthens. The brand moves us from "a tokenization company" to a financial brand that people trust to preserve and grow their wealth.

02 WHAT IT MEANS FOR INVESTORS

Simple and institutional grade. Investors should not need to know an asset is tokenized; they should see gold that pays them, held where they already invest.

03 WHERE YOU WILL SEE IT

Streamex.com and investor materials first today.

The Company: built, launched, now driving adoption

For anyone hearing our story for the first time

01 BUILT

The platform and the rails

- **Tokenization platform** for commodity capital markets, with Streamex as issuer, so we keep the economics
- **Regulated first:** legal wrapper, physical custody and institutional digital custody in place before scale
- **Not a crypto, ETF or mining company, and not a single product:** gold is the first proof of a repeatable platform

02 LAUNCHED

GLDY, live since February 2026

- **1:1 gold-backed, yield-bearing** tokenized security; NAV has tracked gold since launch
- **Seven consecutive monthly distributions** through October 2026, paid in gold
- **Independent attestations** by EisnerAmper, plus 24/7 liquidity with T+0 settlement

03 DRIVING ADOPTION

From rails to assets

- First institutional allocation into GLDY, through the gold carry trade
- External GLDY ownership doubled to 17.7%; GLDY expected to go live on Equity Trust next week.
- Cask Foundation's first vault, USGY, in liquidity bootstrapping; GLDC to follow

A recurring-revenue platform: issuance, AUM and transaction fees on every GLDY, plus servicing revenue from Cask Foundation products, against a largely fixed cost base.

Nasdaq-listed · No debt · $36.5M total liquidity position at September 30, 2026[1] · GLDY live and selling since February 2026

[1] Total liquidity position is a non-GAAP measure; see the reconciliation at the end of this presentation.

Delivery of Q2 90 Day Commitments

The six things we asked you to hold us to on the Q2 call, scored

Commitment, August 17	Where it stands, November 12
Convert the first institutional allocation into GLDY	**DELIVERED** An initial $1M allocated to the Fund[1], a gold carry strategy that holds GLDY as its long leg
Onboard institutional partners as holders	**DELIVERED** The Institutional Fund is on the GLDY register, adding GLDY as capital is deployed
Launch initial liquidity bootstrapping	**UNDER WAY** Began in October for USGY, the Cask Foundation's first vault; public launch once initial bootstrapping is complete
Launch GLDC once bootstrapping is complete	**READY** GLDC is set up and ready to launch. USGY goes first, given the demand we have seen for the same strategy
Complete the Equity Trust IRA integration	**DONE** Expected to go live next week: GLDY is expected to be the first tokenized asset on Equity Trust's IRA platform
Keep attesting and distributing	**DELIVERED** 7 consecutive monthly distributions through October; EisnerAmper attestations

[1] Status as of November 12, 2026. Forward-looking; timing depends in part on third-party decisions outside the Company's control. See disclaimers on pages 2 and 3 of this document. The Fund is a private fund and offered only in reliance on Rule 506(b) of Regulation D. Streamex is not its issuer, manager or placement agent. It is referenced only to describe Streamex's commercial relationship and its effect on GLDY AUM; this is not an offer or solicitation of interests in the Fund, and no fund performance is presented.

01

Third quarter financial results

Christine Plummer, Chief Financial Officer

Q3 2026: first institutional allocation, external GLDY ownership doubled, no debt

Third quarter 2026 highlights

$36.5M
Total liquidity position[1], no debt
(Sep 30, 2026)

17.7%
GLDY held by external holders
up from 9.0% at June 30, 2026

3,351 oz
Gold behind GLDY
up 7.7% from 3,111 oz

7
Consecutive monthly yield distributions
paid in gold, through Oct 2026

Q3 FINANCIALS[2]

- Gold lease income **$145K, up ~8%** on Q2's underlying $134K[3]
- Operating expenses **$18.1M**, incl. **$9.3M** non-cash SBC
- Net loss **$17.5M**, or $(0.09) per share, vs $14.6M, or $(0.08), in Q2
- Adjusted EBITDA[1] **$(7.2)M** vs $(6.6)M in Q2
- Working capital **$22.0M**; debt-free

GLDY UPDATE

- First institutional allocation: **$1M** via the Institutional Fund carry strategy[4]
- **208 GLDY** issued to new subscribers, vs 27 in Q2
- External ownership **doubled to 17.7%**
- **Equity Trust IRA expected live next week**: first tokenized asset on its platform

CASK FOUNDATION

- First vault, **USGY**, in liquidity bootstrapping since October
- USGY's spot gold leg holds **GLDY**, so deposits drive GLDY AUM
- **GLDC** is set up and ready to launch
- Streamex earns **servicing revenue** as Cask products grow

[1] Total liquidity position and Adjusted EBITDA are non-GAAP financial measures; see the reconciliation on page 26.
[2] Q3 2026 is compared with Q2 2026. Streamex Exchange Corporation was acquired on May 28, 2025, so prior-year periods include only part of the acquired business.
[3] Q2 2026 reported gold lease income of $146K included ~$12K relating to Q1 2026, recognized in Q2 as an immaterial correction.
[4] The Fund is a private fund and offered only in reliance on Rule 506(b) of Regulation D. Streamex is not its issuer, manager or placement agent. It is referenced only to describe Streamex's commercial relationship and its effect on GLDY AUM; this is not an offer or solicitation of interests in the fund, and no fund performance is presented.

Q3 net loss of $17.5M included $9.3M of non-cash stock compensation

Third quarter 2026 results[1]

$291K
Gold lease income, 9M 2026
Q3 $145K, up ~8% on Q2's underlying $134K

$(7.2)M
Q3 Adjusted EBITDA[2]
vs $(6.6)M in Q2 2026

$(0.09)
Q3 net loss per share
vs $(0.08) in Q2

None
Total debt outstanding
at September 30, 2026

$ thousands (unaudited)	Q3 2026	Q2 2026	9M 2026
Gold lease income	145	146	291
Total operating expenses	18,120	15,307	69,171
Loss from operations	(17,975)	(15,161)	(68,880)
Net loss	(17,460)	(14,551)	(78,704)
Net loss to common stockholders	(17,465)	(14,554)	(78,714)
Net loss per share, basic and diluted ($)	(0.09)	(0.08)	(0.44)
Adjusted EBITDA[2]	(7,175)	(6,573)	(22,630)

Inside the $78.7M nine-month net loss: $41.8M of non-cash stock compensation, $4.4M of D&A and $15.2M of non-recurring debenture charges

[1] Unaudited, in thousands, per the Form 10-Q for the quarter ended September 30, 2026. Q3 2026 is compared with Q2 2026 rather than Q3 2025 because Streamex Exchange Corporation was acquired on May 28, 2025, so the 2025 periods include only part of the acquired business. Prior-year comparatives are in the Form 10-Q.

[2] Adjusted EBITDA is a non-GAAP financial measure; see the reconciliation on page 26.

The balance sheet stays debt-free

Balance sheet snapshot, September 30, 2026 vs June 30, 2026[1]

BALANCE SHEET SNAPSHOT

$ millions	Sep 30, 2026	Jun 30, 2026
Current assets	$25.5	$34.5
Total assets	$150.0	$159.6
Current liabilities	$3.5	$1.7
Total liabilities	$13.5	$12.4
Total stockholders' equity	$136.4	$147.1
Debt	None	None
Working capital	$22.0	$32.8

WHAT CHANGED IN THE QUARTER

- **Liquidity Provider loan:** 5.0M USDC and 1,069 GLDY lent in July to support 24/7 GLDY liquidity; $4.6M (net of allowance) for the USDC lent, recallable on 30 days' notice
- **Digital assets** fell to $0.9M from $6.0M as USDC funded the loan
- **Marketable securities** fell to $6.8M from $12.9M, funding operations
- **Physical gold[2] at cost** rose to $16.5M from $15.5M with new GLDY subscriptions

[1] Unaudited, per the Form 10-Q for the quarter ended September 30, 2026. Working capital is current assets less current liabilities.
[2] Physical gold is carried at cost, not marked to market; its market value was ~$14.0M at September 30, 2026, ~$2.5M below its carrying amount.

$36.5M total liquidity[1]

What we hold, and what we can reach

$36.5M
Total liquidity position[1]
vs $41.8M at Jun 30, 2026

~$13.2M
As of 09/30/26, immediately available
cash, securities and stablecoins

~$20.0M
Accessible on a near-term basis (including the $13.2M) in accordance with the terms of the underlying agreements for Liquidity Provider and Metalayer Investment

None
Total debt
$22.0M working capital

$ millions	Sep 30, 2026	Jun 30, 2026	Available
Cash and marketable securities	$12.3	$18.5	Yes
Digital assets (stablecoins)	$0.9	$6.0	Yes
Total cash and investments	**$13.2**	**$24.5**	~$13.2M
Physical gold, at cost[2]	$16.5	$15.5	Reserve inventory
Liquidity Provider USDC loan, net	$4.6	–	On 30 days' notice
Metalayer investment	$2.2	$1.8	Quarterly, on notice
Total liquidity position[1]	**$36.5**	**$41.8**	

HOW THE $36.5M ADDS UP
$13.2M + $6.8M + $16.5M = $36.5M

- $13.2M immediately available: cash, marketable securities and stablecoins
- $6.8M near-term, bringing access to ~$20.0M: Liquidity Provider USDC loan ($4.6M, 30 days' notice) and Metalayer investment ($2.2M; $1.7M quarterly, $0.5M on 30 days; NAV may change)
- $16.5M physical gold, at cost (~$14.0M market value): reserve inventory backing every GLDY token outstanding

SUBSEQUENT TO SEPTEMBER 30, 2026

- $6M of GLDY reserves was invested into Metalayer Digital Fund I with T+2 redemption increasing immediately available liquidity to $19.2M

(1) Total cash and investments and total liquidity position are non-GAAP financial measures; see the reconciliation on page 26.
(2) Physical gold is carried at cost; market value ~$14.0M at September 30, 2026.

Cash burn and capital structure

Q3 cash burn, our targeted run rate, and share counts

Monthly operating cash burn[1]	$M
Q3 2026 actual	**1.5**
Less: professional services and marketing costs	(0.1)
Less: one-time personnel costs	(0.1)
Less: legal services	(0.1)
Q4 2026 - 2027 targeted run rate	**1.1-1.3**

ADDITIONAL LEVERS

- Monetization of the Company's GLDY holdings, consistent with our stated capital strategy
- Strategic alternatives process underway for the PURE EP™ patent portfolio
- Cut legal and extraneous one-time costs

117,457,869
Common shares outstanding[2]

68,421,447
Exchangeable shares, 1:1

185,879,316
Fully diluted, incl. exchangeables

[1] Average monthly operating cash burn. The Q4 2026–2027 run rate is a target, not a forecast; see disclaimers.
[2] Share counts as of 9/30/2026.

02

The business

Henry McPhie, Co-Founder & Chief Executive Officer

Tokenization has gone mainstream, and gold is having its moment

The market we are building into

~$40B
Tokenized RWAs on-chain[1]
more than 3x in two years

Oct 28
DTCC tokenization went live[2]
BlackRock, Goldman, JPMorgan on board

4,256t
Record gold ETF holdings[3]
211t of inflows in Q3 2026

321t
Central bank buying in Q3[3]
highest quarter since Q4 2024

TOKENIZED RWAs ON-CHAIN, EX-STABLECOINS, $B



$11.8B
$38.3B
$40.0B
Aug 2024
Aug 2026
Nov 2026

GOLD IS STILL WAITING TO MOVE ON-CHAIN

- ~$32T of above-ground gold, ~$11T of it financial gold[3]
- Only ~$5B is tokenized, and the two largest tokens pay their holders nothing
- GLDY is the only gold security that pays its holders a yield, in gold
- Global commodities: a ~$147T market[4] still running on paper and ledgers

Whoever owns the rails when commodity markets move on-chain owns the economics of that migration. Gold is our first proof, not the whole of it.

(1) rwa.xyz (distributed RWA value, Nov 5, 2026; XAUT $3.1B, PAXG $1.8B); Aug 2024 and Aug 2026 values as cited on our Q2 2026 call.
(2) DTCC press release, Oct 28, 2026.
(3) World Gold Council, Gold Demand Trends Q3 2026 (Nov 3, 2026); above-ground gold per World Gold Council estimates.
(4) Commodities market per Statista (2026).

GLDY is growing: +240 oz in Q3 vs +15 oz in Q2, and outside ownership doubled

GLDY today: proven, paying, liquid and now growing

3,351 oz	17.7%	208	$14.0M
Gold behind GLDY, Sep 30[1]	Held by external holders[2]	GLDY issued to new subscribers[1]	GLDY AUM at market value[3]
up from 3,111 oz at Jun 30	up from 9.0% at Jun 30	vs 27 in Q2	up 12% from $12.5M at Jun 30

GLDY ISSUED TO NEW SUBSCRIBERS



208
27
Q2 2026
Q3 2026

OUNCES HELD BY OUTSIDE HOLDERS[2]



~593
~280
Jun 30
Sep 30

PROVEN, PAYING, VERIFIED

- NAV has tracked gold 1:1 since launch
- 31 GLDY paid as lease yield in Q3 (19 in Q2), in gold, not by dilution
- 7 consecutive monthly distributions
- EisnerAmper attestations; Chainlink Proof of Reserves

About $1M of new third-party capital came into GLDY in Q3. We will keep reporting the ounce count every quarter, whichever way it moves.

[1] Ounces and token counts per the Streamex Ltd. register at September 30, 2026.
[2] Outside-holder ounces are approximate: 9.0% of 3,111 oz and 17.7% of 3,351 oz.
[3] AUM at market value uses LBMA PM prices of $4,176.30/oz (Sep 30) and $4,026.05/oz (Jun 30). Gold is carried at cost on the balance sheet ($16.5M).

Several partners, $160B+ of partner assets[1]: the GLDY Access Network

Institutions and individuals can now buy, verify, custody, trade and exit GLDY

Partner	What it unlocks	Scale · status[2]
Siebert Financial	Brokers offer GLDY to clients for custody and trading on tZERO	~$20B network assets · Live
tZERO	Regulated custody and trading on an SEC-registered ATS	National reach · Live
Inspira Financial	Qualified custody for RIAs and wealth managers	$63B+, 8m accounts · Live
Wintermute	Instant 24/7 liquidity, T+0 settlement	24/7, 365 · Live
Orca	Permissioned 24/7 secondary venue, compliance enforced on-chain	On-chain venue · Live
Coinbase Prime	Institutional digital custody investors already trust	Live
Anchorage	Institutional digital custody investors already trust	Live
Institutional Investment Manager	Gold carry trade fund	Live
CNB Custody	Qualified custody for RIAs and advisors	**$5B+ AUC, 40,000+ customers · Live Oct 12**
Equity Trust	US tax-advantaged retirement accounts (IRAs)	**$73B, 368,000 accounts · Expected next week**

Since our Q2 call: CNB Custody live October 12, Equity Trust expected to go live next week.

(1) Partner assets are the partners' own and are not GLDY assets.
(2) Partner detail per company disclosure and partner-reported figures; Equity Trust per trustetc.com (as of June 30, 2026).

EQUITY TRUST COMPANY

GLDY will be the first tokenized asset on its IRA platform

Gold that pays a yield, inside a tax-advantaged retirement account. Expected to go live next week[1].

$73B	368,000	50+ years	$19.9T
Assets under custody and administration[2] at Equity Trust	Accounts[2] retirement and investor accounts	In business, since 1974 IRS-approved custodian since 1983	US IRA assets[3] the market this opens up

FOR IRA INVESTORS

- Own gold that pays a ~3.5% target yield, paid in gold
- The yield accrues inside a tax-advantaged account[4]
- No vault logistics of a physical-metals IRA
- Independent attestation and 24/7 liquidity

FOR STREAMEX

- Opens a large pool of gold-allocating retirement capital
- Equity Trust reaches clients we never acquire directly
- First-mover: the first tokenized asset on the platform

ROLLOUT

LAUNCH · EXPECTED NEXT WEEK
Live, using existing onboarding

TO FOLLOW
Full API[1] connectivity, automated and easier onboarding

ALONGSIDE
Educating IRA holders and advisors on GLDY[4]

In August this gate was "in progress". **It is expected to go live next week.**

[1] Launch and API onboarding timing depend in part on third parties. See disclaimers.
[2] Equity Trust figures per trustetc.com, as of June 30, 2026.
[3] US IRA assets per the Investment Company Institute, as of June 30, 2026.
[4] Not tax advice.

Delta-neutral yield from gold: the carry trade, upgraded by GLDY

An Institutional Investment Manager runs the strategy, and it is where our first institutional allocation went

LONG LEG

GLDY

Gold price exposure plus a ~3.5% target yield, paid in gold

+

SHORT LEG

Gold futures

Futures and perps hedge the gold price and earn basis and funding

=

RESULT

Market-neutral return

Basis and funding plus the GLDY yield, with no view on gold

ILLUSTRATIVE TARGET RETURN OF THE TRADE, % A YEAR[(1)]


3.5%
6.6%
6.6%
Non-yielding long leg
GLDY as the long leg
Basis, funding and arbitrage
GLDY yield

WHY ALLOCATORS LIKE IT

- **Delta-neutral yield:** the gold price is hedged; returns come from basis and funding, plus GLDY's yield
- **Scale without a liquidity ceiling:** gold futures are a $200B+ market
- **Cash-management profile:** deep, liquid markets and low targeted volatility
- **GLDY upgrades the long leg:** the only gold security that pays a yield
- **Every dollar on the long leg is GLDY AUM**

In August we described three ways into GLDY: brokers, swaps and the carry. **The first institutional allocation came through the carry.**

(1) Illustrative only, not a forecast, and not the performance of any fund: composition derived from the Cask Gold Yield Vault target APY of 10.1%, of which GLDY's target yield is 3.5%. Targets are not guarantees. See disclaimers.

The Gate Scoreboard: retirement access expected to go live next week

Each gate between an announced partnership and funded assets, with its status[1]

Gate	Why it blocks capital	Q3 status
Legal wrapper and disclosure	Allocators will not take legal risk on structure	**Complete**
Physical custody	Institutions cannot allocate to what they cannot verify	**Complete**
Institutional digital custody	The token must sit somewhere they already trust	**Complete**
Independent reserve attestation	Diligence requires third-party verification	**Complete**
Secondary liquidity support	No allocator buys without a credible exit	**Complete, T+0**
Brokerage access	Advisors transact where they already work	**Live: Siebert, tZERO**
Qualified custody for RIAs	Wealth managers hold within existing frameworks	**Live: Inspira, CNB**
US retirement accounts	A large pool of gold-allocating capital	**Expected next week: Equity Trust**
Attestation track record	Institutions want history, not one attestation	**Building: since July**
Accreditation barrier	Rule 506(c) excludes most of the world	**Cask: USGY bootstrapping**

[1] Orange marks a status change since the Q2 2026 update. We republish this scoreboard at each quarterly update; hold us to the movement on this page rather than to a forecast.

Cask Foundation: permissionless products, serviced by Streamex

Taking proven demand for the gold carry trade on-chain, with USGY first and GLDC set up and ready

CASK FOUNDATION[1] Independent foundation issuing on-chain products: no minimum, no gating, open to non-US participants

01 USGY — NOW

Cask Gold Yield Vault[2]

The gold carry strategy, on-chain. Bootstrapping now; Cask Foundation expects public launch once initial bootstrapping is complete.

02 GLDC — READY

Permissionless gold token

Set up and ready to launch by Cask Foundation. Backed 1:1 by GLDY and potentially other gold assets.

03 More vaults & assets — IN DEVELOPMENT

Further Cask products

Cask Foundation is considering additional strategies on the same rails, built on GLDY.

DRIVES GLDY AUM

GLDY sits behind Cask products, so their growth grows the base our issuance, AUM and transaction fees are earned on.

A NEW REVENUE LINE

Cask earns on the growth and performance of each product. As servicer, Streamex earns revenue from the foundation's products.

Why USGY first: market demand for this strategy and available vault infrastructure support global scale. We launch products where we see product-market fit.

(1) The Cask Foundation is an independent Cayman foundation company. A Streamex subsidiary is its servicer, not the issuer of Cask products.
(2) USGY is not available to US persons and is not offered by this presentation. See additional disclaimers in this presentation on slides 2 and 3.

USGY: delta-neutral gold yield, on-chain

Cask Gold Yield Vault, the first Cask product[1]. Bootstrapping now; public launch once initial bootstrapping is complete

10.1%
Target APY[2]
net target, not a guarantee

8.7%
Estimated APY, year to date[2]
trailing, smaller capital base

0.35%
Target annualized volatility
market-neutral by design

0.27%
Target max drawdown
bounded leverage, hedges only

THE STRATEGY[3]

- Captures pricing gaps between physical, futures and tokenized gold
- Yield from basis spreads, funding rates and cross-venue arbitrage
- Spot gold leg held in GLDY, adding its ~3.5% target yield

RISK CONTROLS

- **Venue:** exposure capped per venue, asset and instrument
- **Leverage:** low and bounded, used only to hold hedges
- **Liquidity:** perp positions capped at a share of open interest
- **Attestation:** Positions attested by Accountable; Fordefi MPC custody

ACCESS AND PARTNERS

- No minimum; non-US participants
- One-week redemptions, target 0.25% fee
- **Concrete** vault infrastructure ($1.3B TVL)
- Third-party institutional curator

For Streamex: USGY's gold leg is held in GLDY, so the bigger USGY gets, the more GLDY sits on its long leg. As Cask's servicer, we also earn revenue from it.

(1) USGY is issued by the Cask Foundation, an independent party; it is not available to US persons and is not offered by this presentation.
(2) USGY figures per the Cask Gold Yield Vault fact sheet (November 2026). Target APY, volatility and drawdown are targets, not guarantees; historical figures are trailing, from a smaller capital base, and partly backtested.
(3) Digital-asset strategies carry venue, custodial, smart-contract and market risk, including loss of principal.

The next 90 days: what to hold us to on the Q4 call

Same discipline as August: specific, and scored next quarter

01 **Grow institutional demand**

Follow-on capital into the carry strategy, and new institutional allocators into GLDY.

02 **Bootstrap, then launch USGY**

Complete initial liquidity bootstrapping, then launch USGY publicly; report its effect on GLDY AUM.

03 **Fund the first GLDY IRA accounts**

On Equity Trust's IRA platform, where GLDY is expected to go live next week.

04 **GLDC and the next Cask products**

GLDC is set up and ready; launch anticipated early 2027 as USGY scales

05 **Bring burn toward ~$1.1–1.3M a month**

From ~$1.5M a month in Q3, while assets build.

06 **Keep attesting and distributing**

Reserve attestations and monthly yield distributions, without interruption.

Gold is the first proof, not the whole of it

Building the platform for tokenized commodities

THE PRIZE

~$147T

Global commodities market[1], still running on paper, ledgers and intermediaries

Every asset we bring on-chain trades around the clock and settles instantly, and we earn on each one for the life of the token.

NOW

- GLDY across Access Network partners
- Equity Trust IRA, expected next week
- Institutional carry strategy
- Cask USGY bootstrapping

NEXT

- GLDC, set up and ready
- USGY public launch
- More brokerages and custodians

2027 AND BEYOND

- Tokenized silver
- Additional commodities on the same rails
- On-chain functionality for GLDY, such as borrowing and lending

The rails are built. The next phase is filling them with assets.

(1) Commodities market per Statista (2026).

Questions

Ask management live on the call. We will also work through the questions submitted ahead of the call.

IR@streamex.com

Laura Kiernan, Head of Investor Relations · 914-598-7733

www.streamex.com | Nasdaq: STEX

Non-GAAP reconciliations

Adjusted EBITDA and total liquidity position

NET LOSS TO ADJUSTED EBITDA[1]

$ thousands	Q3 2026	Q2 2026	9M 2026
Net loss (GAAP)	**(17,460)**	**(14,551)**	**(78,704)**
Interest expense (income), net	(96)	3	12,102
Income tax benefit	(583)	(505)	(1,653)
Depreciation and amortization	1,452	1,471	4,415
EBITDA	**(16,687)**	**(13,582)**	**(63,840)**
Stock-based compensation	9,302	7,117	41,789
Provision for credit loss	46	–	46
Realized gain on sale of gold	–	–	(2,938)
Marketable securities (gain) loss	112	92	(146)
Embedded derivative and debenture, net	–	–	2,560
Other (income) expense, net	52	(200)	(101)
Adjusted EBITDA	**(7,175)**	**(6,573)**	**(22,630)**

CASH TO TOTAL LIQUIDITY POSITION[2]

$ thousands	Sep 30, 2026	Jun 30, 2026
Cash (GAAP)	5,476	5,605
Marketable securities	6,779	12,861
Digital assets	922	6,001
Total cash and investments	**13,177**	**24,467**
Physical gold, at cost	16,467	15,464
Liquidity Provider loan receivable, net	4,642	–
Metalayer investment, at NAV	2,208	1,828
Total liquidity position	**36,494**	**41,759**

[1] Adjusted EBITDA is a non-GAAP measure. EBITDA is net loss (GAAP) before interest expense (income), net, income tax benefit, and depreciation and amortization. Adjusted EBITDA is EBITDA further adjusted to exclude stock-based compensation, the provision for credit loss on the Liquidity Provider loan, realized gains on the sale of gold, (gains) losses on marketable securities, the embedded derivative and debenture, net, and other (income) expense, net. It is not a substitute for net loss and may not be comparable to similarly titled measures of other companies.

[2] Total liquidity position is a non-GAAP measure: total cash and investments (cash (GAAP), marketable securities and digital assets), plus physical gold at cost, the Liquidity Provider loan receivable, net, and the Metalayer investment at NAV. It is not cash available for immediate use: physical gold is carried at cost (market value ~$14.0M at September 30, 2026) and backs all GLDY outstanding; Metalayer is redeemable on notice ($1.7M quarterly, $0.5M on 30 days). See the full definitions in the Q3 2026 press release.